SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2006

                            FIDELITY BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040                 65-0717085
-----------------------            ------------------        -------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                        33401
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events
                  ------------

     On February 3, 2006, Fidelity Bankshares, Inc. the holding company for Fidelity Federal Bank & Trust, (the "Bank") announced the expansion of the Bank into Broward County.

     A copy of the press release dated February 3, 2006, giving details associated with the expansion, is attached as Exhibit 99 to this report.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

                  Exhibit No.                        Description
                  ----------                         -----------

                  99                        Press release dated February 3, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIDELITY BANKSHARES, INC.



DATE: February 9, 2006                     By: /s/ Richard D. Aldred
                                                ------------------------------
                                                Richard D. Aldred
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.                 Description
 ----------                  ------------
   99.1                      Press release dated February 3, 2006 announcing the
                             expansion  of  Fidelity  Federal  Bank & Trust into
                             Broward County.